Exhibit 99.2
Presentation title Month, XX, 2021 Q2 2022 Aug. 2, 2022 EARNINGS Exhibit 99.2

Safe Harbor Statement

Certain statements in this communication are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results. There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. These risks and uncertainties include a number of factors related to our business, including the uncertainties relating to the impact of the novel coronavirus (COVID-19) pandemic on the Company's business, results of operations, cash flows, stock price and employees; the possibility that any of the anticipated benefits of the strategic investment from Searchlight Capital Partners, L.P. or our refinancing of outstanding debt, including our senior secured credit facilities, or of the proposed sales of the limited partnership interests will not be realized; the ability to meet closing conditions to the proposed sales of the limited partnership interests on a timely basis or at all; the anticipated use of proceeds of the strategic investment or the proposed sales of the limited partnership interests; the outcome of any legal proceedings that may be instituted against the Company or its directors; economic and financial market conditions generally and economic conditions in our service areas; various risks to the price and volatility of our common stock; changes in the valuation of pension plan assets; the substantial amount of debt and our ability to repay or refinance it or incur additional debt in the future; our need for a significant amount of cash to service and repay the debt restrictions contained in our debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with our possible pursuit of or failure to consummate acquisitions or dispositions; system failures; cyber-attacks, information or security breaches or technology failure of ours or of a third party; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; new or changing tax laws or regulations; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of our network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; liability and compliance costs regarding environmental regulations; risks associated with discontinuing paying dividends on our common stock; and the potential for the rights of our series A preferred stock to negatively impact our cash flow. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in our filings with the Securities and Exchange Commission ("SEC"), including our reports on Form 10-K and Form 10-Q. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words "believe," "expect," "anticipate," "estimate," "project," "intend," "plan," "should," "may," "will," "would," "will be," "will continue" or similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this communication. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. You should not place undue reliance on forward-looking statements.

Non-GAAP Measures

This presentation includes certain non-GAAP historical and forward-looking financial measures, including but not limited to "EBITDA," "adjusted EBITDA," "pro forma liquidity," "net debt leverage ratio" and "total net debt to last twelve month adjusted EBITDA ratio." In addition to providing key metrics for management to evaluate the Company's performance, we believes these measurements assist investors in their understanding of operating performance and in identifying historical and prospective trends.

A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP are available on the Company's website at https://ir.consolidated.com. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Consolidated may present or calculate its non-GAAP measures differently from other companies. The Company's 8-K, Form 10-K, Form 10-Q and other filings should be read in conjunction with this presentation as they contain additional important details on the quarterly results.

Consolidated communications

Sale of Investments in Wireless Partnerships Agreement • Announced agreement on Aug. 1, 2022 to sell all limited partnership interests in five wireless investments to Cellco Partnership, d/b/a Verizon Wireless, for an aggregate price of $490 million. • Plan to use net proceeds to fund broadband growth and fiber expansion plan. Tax Impact • Federal taxable gain fully shielded by NOLs • State cash tax impact estimated at $10 million - $15 million Closing Timeline • Pittsburgh SMSA Limited Partnership expected to close promptly following agreement. GTE Mobilnet of South Texas Limited Partnership, GTE Mobilnet of South Texas Limited Partnership, Pennsylvania RSA No. 6(I) Limited Partnership and Pennsylvania RSA No. 6(II) Limited Partnership expected to close by year end 2022. $490M gross proceeds to support Company’s fiber expansion plan and broadband transformation strategy

Q2 2022 Y/Y % change Revenue $298.4 (6.9%) Strategic Revenue Consumer Fiber Broadband $19.2 28.0% Commercial Data $57.1 0.4% Carrier Data & Transport $36.3 6.8% Adj. EBITDA $107.5 (15.1%) EBITDA margin 36.0% (3.5%) Capex $179.1 50.2% Q2 2022 Highlights Q2 2022 Highlights & Key Milestones • Added record 9,600 total fiber subscribers and achieved 3x subscriber growth from a year ago • Achieved positive total consumer net broadband units • Built fiber to record 142,300 additional locations, bringing total fiber passings to ~832,000 locations or 30% of Company’s service area • Announced over $600 million in aggregate divestitures of non - core assets over the last year • Revenue and EBITDA declines reflect loss of CAF II funding effective Jan. 1, 2022 $ in millions Metrics Q2 2022 Y/Y % change Fiber Gig+ capable passings 831,779 109.5% Fiber Gig+ capable connections 103,455 33.5%

10% 22% 37% 51% 62% 71% 275K 606K 1M 1.4M 1.7M 2M -10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% (20) 480 980 1,480 1,980 2,480 2020 2021 2022E 2023E 2024E 2025E Consolidated’s Fiber Build Plan Quarterly Fiber Upgrades (passings in thousands) Projected Fiber Passings, % of total passings Expansion plan to build 400,000 fiber passings in 2022 2 million total fiber passings or >70% by 2025 6 76 97 112 84 142 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Fidium fiber markets 1 Operating states (1) Fidium is currently available in ~150 communities. Consolidated has 2.7M total passings .. % indicates fiber capable of total company passings ~1M fiber upgrades in Northern New England by 2025 Record upgrades

Consumer Fiber Connections +3.7% Y/Y Achieved Total Company positive broadband net adds in Q2 Fiber Gig+ Net Adds (In thousands) • 80% of net adds are new subscribers • 65% of new fiber connections are 1 Gig 77.5k 81.5k 86.1k 93.8k 103.5k Q2 21 Q3 21 Q4 21 Q1 '22 Q2 22 + 33% 3.0k 4.0k 4.6k 7.7k 9.6k Q2 21 Q3 21 Q4 21 Q1 '22 Q2 22 3X Growth Fiber Gig+ Connections (In thousands)

Commercial and Carrier Revenue

$ in millions

Commercial Data Services Revenue



0.4% growth Y/Y
$56.9
$57.5
$57.4
$57.9
$57.1
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22

Carrier Data &Transport Revenue



6.8% growth Y/Y
$33.9
$33.6
$32.7
$33.5
$36.3
Q2-21
Q3-21
Q4-21
Q1-22
Q2-22

15,618
Lit Buildings
+10% Y/Y

56,093
Fiber route miles
+15% Y/Y

Commercial Sales

- 90% of new sales on network
- Utilizing solutions-based sales approach and industry-leading partnerships to enable competitive network solutions
- Leveraging FttP investments for future growth in SMB and Enterprise customer solutions

Carrier Sales

- Emerging 5G network opportunities
- Transitioning TDM services to wave/IP/10G services
- Carrier Data-Transport revenue aided by $3.1M fiber project sale in Q2-22
- 1H ‘22 benefited by delay in carrier contract renewals which will result in 2H ‘22 pricing adjustments

Consolidated communications

Capital Structure; Enhanced Liquidity & Flexibility Pro Forma Liquidity 1 $ M, as of 6/30/22 Current Maturity Profile $M, as of 6/30/22 $853M pro forma liquidity, includes: • $603M cash on hand • $250M revolver (undrawn) No maturities until 2027 4.46x net debt leverage 5.86% weighted avg. cost of debt $43M cash on hand, $250M revolver (undrawn) No maturities due until 2027 • March 2021, issued 5.0% Senior Notes of $400 million, proceeds used to prepay principal amortization of the Term Loan to maturity, increasing cash flow by $14 million per year. (1) Pro forma liquidity and cash on hand are calculated as of 6/30/22 and include estimated future net proceeds of (a) ~$470M for the sale of limited wireless interests, announced 8/1/22, and (b) ~$90M for Kansas City asset sale announced 3/2/22. Both sales are expected to close by the end of 2022. $1,000 $750 $400 $250 2022 2023 2024 2025 2026 2027 2028 Term Loan 4.25% Senior Notes 6.50% Senior Notes 5.00% Revolver

2022 Outlook 2022 updated outlook provided on Aug. 2, 2022 with Q2 earnings. For definitions of non - GAAP measures, see Consolidated’s Second Quarter Earnings available on its Investor Relations website. Prior 2022 Guidance Updated 2022 Guidance Adjusted EBITDA $410 million to $425 million $400 million to $ 410 million Capex $475 million to $495 million $565 million to $585 million Cash interest expense $123 million to $127 million $ 125 million to $ 129 million Cash taxes $2 million to $4 million $12 million to $17 million

Strategic Priorities Enabling Future Growth and Shareholder Value Consumer Fiber Expansion • Plan to build fiber to 1.6 million locations by 2025; enable Gig+ speeds to over 70% of footprint • Launch Fidium Fiber in all fiber markets; accelerate broadband growth and simplified go - to - market strategy Broadband revenue growth with positive net adds Long - Term Value Creation Commercial - Carrier Data Transport Growth • Leverage fiber assets to increase lit buildings; grow customer relationships • Expand business opportunities; deliver improved customer experience and product simplification Enhanced Customer Experience • Deliver simplified, improved customer experience across all channels • Invest in digital transformation initiatives to automate and simplify customer experience Disciplined Capital Allocation • Accelerated investments in fiber growth opportunities • Strategic review of assets and market portfolio Data - Transport revenue growth Leading NPS scores, low churn, retention Return to revenue growth

Consolidated's Fiber Transformation

Capital Allocation Plan	Build Engine	Customer Acquisition Ramp	Return to Growth	Value Creation

2019	2020	2021	2022	2023	2024	2025

- **May** – Capital Allocation Plan announced; elimination of dividend
- **Sept/Oct** – Strategic Searchlight Capital Partners (SCP) $350M investment closed -- debt refinancing
- **Jan** – Net Promoter Score implemented
- **Nov** – fidium fiber internet brand launch
- **Dec** – Closed on $75M SCP investment

  Completed 330,000 fiber upgrades
- **Jan** – Closed on OH divestiture
- **Mar** – Announced KS asset sale

  Achieved broadband net positive adds
- **Jun** – Fidium expansion & 2 Gig launch
- **Aug** – Announced agreement to sell wireless investments for $490M
- **Dec** – Plan to upgrade 400,000 fiber passings -- 1M total fiber passings
- **Dec** – Plan to upgrade 400,000 passings
- **Dec** – Plan to upgrade 300,000 passings
- **Dec** – Plan to upgrade 250,000 passings -- 70%+ fiber passings

Consolidated communications

Appendix

Digital Customer Experience Digital ordering and provisioning, account management, customer text notifications and self - service support tools Superior Fiber Product Faster Symmetrical 2 Gig speeds Fidium Fiber Expansion Fidium markets Operating states Fidium is currently available in ~150 communities. 24/7 network controls monitoring whole - home WiFi 6 Fiber to the premise technology

Transaction Reference Ohio Asset Sale On Jan. 31, 2022, Consolidated closed on the sale of substantially all of its Ohio assets, for total cash proceeds of $26 million. Pending Kansas City Asset Sale On Mar. 3, 2022, Consolidated announced an agreement to sell substantially all of its Kansas City assets. The Company currently expects net cash proceeds of approximately $90 million for the sale, subject to certain purchase price adjustments, closing conditions and customary regulatory approvals. The transaction is expected to close by year - end 2022 .. Pending Sale of Investments in Wireless Partnerships On Aug. 1, 2022, Clio Parent LLC, a subsidiary of the Company, signed a definitive agreement to sell the entirety of its limited partnership interests in five wireless investments to Cellco Partnership, d/b/a Verizon Wireless, for an aggregate purchase price of $490 million. The sales are expected to close by year - end 2022, and are subject to subject to certain covenants, indemnification rights, closing conditions and third party purchase rights available to the other limited partners in the partnerships.

Revenue Trends ($ in thousands, unaudited) Three Months Ended Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Consumer: Broadband (Data and VoIP) $ 67,592 $ 65,911 $ 66,983 $ 68,604 $ 67,981 Voice services 36,643 37,452 39,518 40,587 40,173 Video services 14,359 14,366 15,371 16,163 16,799 118,594 117,729 121,872 125,354 124,953 Commercial: Data services (includes VoIP) 57,113 57,895 57,444 57,545 56,871 Voice services 35,775 36,339 37,303 38,446 39,065 Other 11,287 11,560 11,408 10,205 9,091 104,175 105,794 106,155 106,196 105,027 Carrier: Data and transport services 36,263 33,485 32,659 33,556 33,942 Voice services 3,718 3,852 4,088 4,173 4,396 Other 354 391 431 375 395 40,335 37,728 37,178 38,104 38,733 Subsidies 6,534 6,583 17,671 17,264 17,465 Network access 24,846 26,213 27,846 29,923 31,115 Other products and services 3,906 6,231 7,758 1,743 3,110 Total operating revenue $ 298,390 $ 300,278 $ 318,480 $ 318,584 $ 320,403

Key Operating Metrics

(unaudited)	June 30, 2022	March 31, 2022	Dec. 31, 2021	Sept. 30, 2021	June 30, 2021
Passings					
Fiber Gig+ capable passings					
Northern New England	451,414	341,010	291,921	217,660	168,165
All other markets	380,365	348,396	313,789	276,500	228,958
Total Fiber Gig+ capable [(1)]	831,779	689,406	605,710	494,160	397,123
DSL/Copper passings [(2)]					
Northern New England	1,284,786	1,395,190	1,444,279	1,518,540	1,568,035
All other markets	635,428	663,835	702,098	737,016	779,781
Total DSL/Copper [(2)]	1,920,214	2,059,025	2,146,377	2,255,556	2,347,816
Total Passings	2,751,993	2,748,431	2,752,087	2,749,716	2,744,939
% Fiber Gig+ Coverage/Total Passings	30%	25%	22%	18%	14%
Consumer Broadband Connections					
Fiber Gig+ capable					
Northern New England	31,050	24,882	20,032	17,288	14,927
All other markets	72,405	68,930	66,090	64,251	62,594
Total Fiber Gig+ capable connections	103,455	93,812	86,122	81,539	77,521
DSL/Copper [(2)]					
Northern New England	126,475	131,763	136,140	140,893	144,057
All other markets	151,283	154,575	162,302	168,229	171,902
Total DSL/Copper connections [(2)]	277,758	286,338	298,442	309,122	315,959
Total Consumer Broadband Connections	381,213	380,150	384,564	390,661	393,480
Consumer Broadband Net Adds					
Northern New England	880	473	(2,009)	(803)	(1,887)
All other markets [(2)]	183	(1,327)	(4,088)	(2,016)	(2,635)
Total Consumer Broadband Net Adds	1,063	(854)	(6,097)	(2,819)	(4,522)

(see footnotes on next slide)

Key Operating Metrics

(unaudited)

	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021
Consumer Broadband Penetration %					
Fiber Gig+ capable					
Northern New England	7%	7%	7%	8%	9%
All other markets	19%	20%	21%	23%	27%
Fiber Gig+ capable	12%	14%	14%	17%	20%
DSL/Copper (2)					
Northern New England	10%	9%	9%	9%	9%
All other markets	24%	23%	23%	23%	22%
Total DSL/Copper (2)	14%	14%	14%	14%	13%
Total Consumer Broadband Penetration %	14%	14%	14%	14%	14%
Consumer Broadband Revenue by Service Type ($ in thousands)					
Fiber Broadband Revenue	$ 19,218	$ 17,241	$ 16,152	$ 15,423	$ 15,013
Copper and Other Broadband Revenue	48,374	48,670	50,831	53,181	52,968
Total Consumer Broadband Revenue by Service Type	$ 67,592	$ 65,911	$ 66,983	$ 68,604	$ 67,981
Consumer Average Revenue Per Unit (ARPU)					
Fiber Broadband ARPU	$ 64.95	$ 63.88	$ 64.22	$ 64.64	$ 65.83
Copper Broadband ARPU	$ 52.36	$ 50.78	$ 50.65	$ 51.32	$ 49.92
Fiber route network miles (long-haul, metro and FttP)	56,093	54,239	52,402	50,405	48,727
On-net buildings	15,618	15,446	14,891	14,625	14,253

(1) In Q1 2021, the Company launched a multi-year fiber build plan to upgrade 1.6 million passings by 2025 or 70% of our service area to fiber Gig+ capable services by 2025. As of June 30, 2022, 226,000 of the target 400,000 passings for 2022 were upgraded to FttP and total fiber passings were ~832,000 or 30% of the Company's service area.

(2) The sale of the non-core Ohio operations resulted in a reduction of approximately 5,658 DSL/Copper passings and 3,560 DSL/Copper broadband connections in the first quarter of 2022. Prior period amounts have not been adjusted to reflect the sale.

As of March 31, 2022, the net assets of our Kansas City operations are classified as held for sale. The Kansas City operations, which are included in All other markets above, include approximately 137,000 passings and approximately 10% consumer broadband penetration. Amounts above have not been adjusted to reflect the pending sale.